U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 3, 2002


VISTA CONTINENTAL CORPORATION
[formerly known as Century Laboratories, Inc.]

COMMISSION FILE NO. 2-90519

A Delaware Corporation           EIN: 72-0510027

851 S. Rampart Blvd. # 150
Las Vegas, NV 89145

Telephone: 702-228-2077


Item 8.  Change in Fiscal Year.

     Due to the accounting rules of the Securities and Exchange Commission the registrant is required to change its fiscal year to the period ending September 30. This change was required by the merger which was effective June 6, 2002. The report on form 10-K for the period ending September 30, 2002 will cover the transition period




SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




VISTA CONTINENTAL CORPORATION


Dated:       December 3, 2002


By:   /s/ Bill Brooks
     ---------------------------------
     Bill Brooks, President,
     Chief Executive Officer